CONSENT OF
                     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT







We  hereby  consent  to the use in this  Proxy  Statement  of our  report  dated
March 3,   2000,  relating  to  the  financial  statements  of  Mining  Services
International Corporation and Subsidiaries.


                                                              TANNER + CO.


























Salt Lake City, Utah
January 26, 2001